Stock-based compensation	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-based compensation
Stock-based compensation

Our Long-Term Incentive Plans provide for the issuance of stock options, restricted stock, restricted stock units (“RSUs”) and other stock-based awards to employees and directors of BNY Mellon. At Dec. 31, 2018, under the Long-Term Incentive Plan approved in April 2014, we may issue 23,524,349 new stock-based awards. Of this amount, 8,761,715 shares (subject to potential increase as provided in the Long-Term Incentive Plan) may be issued as restricted stock or RSUs. Stock-based compensation expense related to retirement eligibility vesting totaled $93 million in 2018, $109 million in 2017 and $106 million in 2016.

Stock options

Our Long-Term Incentive Plans provide for the issuance of stock options at fair market value at the date of grant to officers and employees of BNY Mellon. Generally, each option granted is exercisable between one and 10 years from the date of grant. No stock options were granted in 2018, 2017 and 2016.

Compensation costs that were charged against income were less than $1 million in both 2018 and 2017 and $2 million in 2016. The income tax benefit recognized in the consolidated income statement related to compensation costs was less than $1 million in 2018 and 2017 and $1 million in 2016.

A summary of the status of our options as of Dec. 31, 2018, and changes during the year, is presented below:

Stock option activity	Shares subject to option	Weighted-average exercise price	Weighted-average remaining contractual term (in years)
Balance at Dec. 31, 2017	9,302,140	$27.27	2.7
Granted	—	—
Exercised	(2,539,135)	31.29
Canceled/Expired	(48,722)	37.56
Balance at Dec. 31, 2018	6,714,283	$25.67	2.0
Vested and expected to vest at Dec. 31, 2018	6,714,283	25.67	2.0
Exercisable at Dec. 31, 2018	6,714,283	25.67	2.0

Stock options outstanding at Dec. 31, 2018
	Options outstanding			Options exercisable (a)
Range of exercise prices	Outstanding	Weighted-average remaining contractual life (in years)	Weighted-average exercise price	Exercisable	Weighted-average exercise price
$ 18 to 31	6,714,283	2.0	$25.67	6,714,283	$25.67

(a)	At Dec. 31, 2017 and Dec. 31, 2016, 9,302,140 and 21,241,568 options were exercisable at a weighted-average price per common share of $27.27 and $32.57, respectively.

Aggregate intrinsic value of options
(in millions)	2018	2017	2016
Outstanding at Dec. 31,	$144	$247	$315
Exercisable at Dec. 31,	$144	$247	$315

The total intrinsic value of options exercised was $61 million in 2018, $159 million in 2017 and $122 million in 2016.

Cash received from option exercises totaled $80 million in 2018, $431 million in 2017 and $438 million in 2016. The actual excess tax benefit realized for the tax deductions from options exercised totaled $10 million in 2018, $16 million in 2017 and $3 million in 2016. Consistent with the adoption of ASU 2016-09, the tax benefits in 2018 and 2017 were recognized in the provision for income taxes and in 2016 were recorded to additional paid-in capital.

Restricted stock, RSUs and Performance share units

Restricted stock and RSUs are granted under our long-term incentive plans at no cost to the recipient. These awards are subject to forfeiture until certain restrictions have lapsed, including continued employment, for a specified period. The recipient of a share of restricted stock is entitled to voting rights and generally is entitled to dividends on the common stock. An RSU entitles the recipient to receive a share of common stock after the applicable restrictions lapse. The recipient generally is entitled to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding but does not receive voting rights.

The fair value of restricted stock and RSUs is equal to the fair market value of our common stock on the date of grant. The expense is recognized over the vesting period, which is generally zero to four years. The total compensation expense recognized for restricted stock and RSUs was $270 million in 2018, $273 million in 2017 and $256 million in 2016. The total income tax benefit recognized in the consolidated income statement related to compensation costs was $65 million in 2018, $66 million in 2017 and $91 million in 2016.

BNY Mellon’s Executive Committee members were granted a target award of 362,798 performance share units (“PSUs”) in 2018, 793,847 in 2017 and 548,391 in 2016. The 2018 awards cliff vest in 3 years based on average revenue growth and average operating margin, both as adjusted. These awards are classified as equity and marked-to-market to earnings as the earnout percentages are determined at the discretion of the Human Resources Compensation Committee based on a payout table. The 2017 and 2016 awards cliff vest in 3 years based on operating earnings per share with the potential of a risk modifier based on appropriate growth in RWAs. These awards are liability classified as they contain an interest rate condition that is not linked to performance or market and marked-to-market to earnings as the earnout percentages are determined at the discretion of the Human Resources Compensation Committee based on a payout table.

The following table summarizes our non-vested PSU, restricted stock and RSU activity for 2018.

Non-vested PSU, restricted stock and RSU activity	Number of shares	Weighted-average fair value at grant date
Non-vested PSUs, restricted stock and RSUs at Dec. 31, 2017	16,731,332	$42.42
Granted	5,125,001	57.67
Vested	(7,005,313)	39.06
Forfeited	(639,308)	45.90
Non-vested PSUs, restricted stock and RSUs at Dec. 31, 2018	14,211,712	$49.43

As of Dec. 31, 2018, $207 million of total unrecognized compensation costs related to non-vested PSUs, restricted stock and RSUs is expected to be recognized over a weighted-average period of 2.1 years.

The total fair value of restricted stock, RSUs and PSUs that vested was $289 million in 2018, $260 million in 2017 and $236 million in 2016. The actual excess tax benefit realized for the tax deductions from shares vested totaled $26 million in 2018, $34 million in 2017 and $8 million in 2016. Consistent with the adoption of ASU 2016-09, the tax benefits in 2018 and 2017 were recognized in the provision for income taxes and in 2016 were recorded to additional paid-in capital.

Subsidiary Long-Term Incentive Plans

BNY Mellon also has several subsidiary Long-Term Incentive Plans which have issued restricted subsidiary shares to certain employees. These share awards are subject to forfeiture until certain restrictions have lapsed, including continued employment for a specified period of time. The shares are non-voting and non-dividend paying. Once the restrictions lapse, which generally occurs in three to five years, the shares can only be sold, at the option of the employee, to BNY Mellon at a price based generally on the fair value of the subsidiary at the time of repurchase. In certain instances BNY Mellon has an election to call the shares.